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Exhibit 10.1.4

                      THIRD AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT ("this Amendment") dated June 15, 2001 is entered into by HIBBETT SPORTING GOODS, INC., a Delaware corporation, HIBBETT TEAM SALES, INC., an Alabama corporation, and SPORTS WHOLESALE, INC., an Alabama corporation (together referred to as the "Borrowers"), AMSOUTH BANK, an Alabama banking corporation ("AmSouth"), BANK OF AMERICA, N.A., a national banking association, and FLEET NATIONAL BANK, a national banking association (collectively, the "Lenders"), and AMSOUTH BANK, an Alabama banking corporation, as agent for the Lenders (the "Agent").


                                   Recitals
                                   --------

     A. The Borrowers, the Agent and the Lenders have previously entered into that certain Credit Agreement dated as of November 5, 1998, as amended by a First Amendment thereto dated as of April 17, 2000 and a Second Amendment thereto dated as of November 30, 2000 (as amended, the "Credit Agreement"). Capitalized terms not otherwise herein defined shall have the meanings given them in the Credit Agreement.

     B. The Borrowers have requested and the Agent and the Lenders have agreed to enter into certain amendments to the Credit Agreement, as set forth herein.

                                   Agreement
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing recitals and in further consideration of the mutual agreements set forth herein, the Borrowers, the Agent and the Lenders hereby agree as follows:

     1.   Recitals.  The recitals hereinabove are hereby incorporated by this
          --------
reference as if fully set forth herein.

     2.   Rules of Construction.  This Amendment is subject to the rules of
          ---------------------
construction set forth in Section 1.1 of the Credit Agreement.

     3.   Representations and Warranties of Borrowers.  Each of the Borrowers
          -------------------------------------------
represents and warrants to the Lenders as follows:

          (a)  Representations and Warranties in Loan Documents. All of the
               ------------------------------------------------
     representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.
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          (b)  No Default. Each of the Borrowers is in compliance in all
               ----------
     material respects with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and, no Event of Default, nor any event that upon notice or lapse of time or both would constitute such an Event of Default, has occurred and is continuing.

     4.   Amendments to Credit Agreement.  The Credit Agreement is hereby
          ------------------------------
amended as follows:

          (a) The defined term "Change of Control" is hereby amended to read as follows:

               "Change of Control" means the occurrence, after June 15, 2001, of
          (i) any Person or two or more Persons acting in concert acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of Hibbett (or other securities convertible into such securities) representing 51% or more of the combined voting power of all securities thereof entitled to vote in the election of directors; or (ii) during any period of up to 12 consecutive months, commencing after June 15, 2001, individuals who at the beginning of such 12-month period were directors of Hibbett ceasing for any reason to constitute a majority of the Board of Directors thereof unless the Persons replacing such individuals were nominated by the Board of Directors of Hibbett; or
          (iii) any Person or two or more Persons acting in concert acquiring by contract or otherwise, or entering into a contract or arrangement which upon consummation will result in its acquisition of, or control over, securities of Hibbett (or other securities convertible into such securities) representing 51% or more of the combined voting power of all securities of Hibbett entitled to vote in the election of directors.

          (b)  Revised Exhibit I of the Credit Agreement is hereby deleted in
               -----------------
     its entirety.

     5.   Loan Documents to Remain in Effect.  Except expressly amended herein,
          ----------------------------------
the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

     6.   No Novation, etc. Nothing contained in this Amendment shall be deemed
          ----------------
to constitute a novation of the terms of the Loan Documents, nor impair any Liens granted to the Lenders thereunder, nor release any person from liability for any of the Credit Obligations, nor affect any of the rights, powers or remedies of the Agent or the Lenders under the Loan Documents, nor constitute a waiver of any provision thereof.
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     7.   Governing Law, Successors and Assigns, etc. This Amendment shall be
          -------------------------------------------
governed by and construed in accordance with the laws of the State of Alabama and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     8.   Headings. The descriptive headings of the sections of this Amendment
          --------
are for convenient reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     9.   Entire Agreement. This Amendment constitutes the entire understanding
          ----------------
to date of the parties hereto regarding the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements of the parties thereto with respect to the subject matter hereof.

     10.  Severability. If any provision of this Amendment shall be invalid,
          ------------
illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     11.  Counterparts. This Amendment may be executed in any number of
          ------------
counterparts, each of which so executed shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

     12.  No Waiver. Nothing contained in this Amendment shall be construed as a
          ---------
waiver or acknowledgment of, or consent to any breach of or Event of Default under the Credit Agreement or the other Loan Documents.

     13.  Effect of this Amendment. This Amendment amends and supplements the
          ------------------------
Credit Agreement and shall be construed as if it is a part thereof for all purposes. Any representation or warranty contained herein that is determined by the Agent or the Lenders to have been misleading or untrue in any material respect at the time made shall constitute an Event of Default under the Credit Agreement and the other Loan Documents in accordance with Section 8.1 of the Credit Agreement as if such representation or warranty had been contained in the Credit Agreement, and any default by the Borrowers in the performance or observance of any provision of this Amendment that continues unremedied after the grace period described in Section 8.1 of the Credit Agreement shall constitute an Event of Default under that section as if such provision had been contained in the Credit Agreement.


                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE]
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     IN WITNESS WHEREOF, the Borrowers, the Agent and the Lenders have caused this Amendment to be executed and delivered by their duly authorized representatives on the date set forth above.

                                        HIBBETT SPORTING GOODS, INC., a
                                        Delaware corporation

                                        By: /s/ Gary A. Smith
                                            -----------------------------------
                                            Its VP and Chief Financial Officer
                                            -----------------------------------

                                        HIBBETT TEAM SALES, INC., an
                                        Alabama corporation


                                        By: /s/ Gary A. Smith
                                           ------------------------------------
                                            Its VP and Chief Financial Officer
                                            -----------------------------------


                                        SPORTS WHOLESALE, INC., an
                                        Alabama corporation


                                        By: /s/ Gary A. Smith
                                           ------------------------------------
                                           Its VP and Chief Financial Officer
                                           ------------------------------------
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                                        BANK OF AMERICA, N.A., a national
                                        banking association, as Lender


                                        By: /s/ David B. Jackson
                                           ------------------------------------
                                           Its Senior Vice President
                                           ------------------------------------
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                                        FLEET NATIONAL BANK, a national
                                        banking association, as Lender


                                        By:  /s/ Kathleen A. Dimock
                                           -----------------------------------
                                           Its Director
                                           -----------------------------------
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                                        AMSOUTH BANK, an Alabama banking
                                        corporation, as Lender and as Agent


                                        By: /s/ David A. Simmons
                                           ----------------------------------
                                           Its Senior Vice President
                                           ----------------------------------